Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

TSYS Reports Fourth Quarter and Full Year Earnings

Provides 2017 Guidance

COLUMBUS, Ga., January 24, 2017 —  TSYS (NYSE: TSS) today reported results for the fourth quarter and full year of 2016.

“2016 was truly an exceptional year in the history of our company.  We delivered record financial results, completed our largest acquisition in TransFirst that doubled the size of our Merchant business, and finished the year with results in all four segments having met or exceeded our goals,“ said M. Troy Woods, chairman and chief executive officer of TSYS.

Highlights for the fourth quarter of 2016 include:

•	Total revenues were $1.1 billion, an increase of 57.9% over last year’s $716.8 million.

•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and assessment expense, was $785.7 million, an increase of 21.8% over last year’s $645.1 million.

•

Income from continuing operations attributable to TSYS common shareholders was $74.0 million, a decrease of 9.2% from last year’s $81.4 million. Basic earnings per share (EPS) from continuing operations were $0.40 per share, a decrease of 9.3% from last year’s $0.44.

•

Adjusted earnings from continuing operations (non-GAAP) were $129.6 million, an increase of 24.7% over last year’s $103.9 million.  4th quarter ’16 adjusted EPS from continuing operations (non-GAAP) was $0.71, an increase of 24.5% over last year’s $0.57.

•	Adjusted EBITDA (non-GAAP) was $266.5 million, an increase of 36.7% over last year’s $195.0 million.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

Highlights for the full year of 2016 include:

•	Total revenues were $4.2 billion, an increase of 50.0% over last year’s $2.8 billion.

•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and assessment expense, was $3.0 billion, an increase of 21.7% over last year’s $2.5 billion.

•

Income from continuing operations attributable to TSYS common shareholders was $319.6 million, a decrease of 11.9% from last year’s $362.6 million. Basic EPS was $1.74 per share, a decrease of 11.6% from last year’s $1.97.

•

Adjusted earnings from continuing operations (non-GAAP) were $516.4 million, an increase of 14.2% over last year’s $452.1 million.  Adjusted EPS from continuing operations (non-GAAP) was $2.81, an increase of 14.5% over last year’s $2.46.

•	Adjusted EBITDA (non-GAAP) was $1.0 billion, an increase of 24.8% over last year’s $833.9 million.

“We expect the momentum of 2016 to continue in 2017.   We are projecting strong organic revenue growth and double digit earnings growth as we remain laser focused on executing our strategic plans and delivering outstanding results,” said Woods.

2017 Segment Changes

As a result of combining our North America and International segments, TSYS has included in the financial schedules of this release a schedule recasting its 2016 and 2015 quarterly segment results as if its Issuer Solutions Segment was combined for all of 2016 and 2015.

2017 Outlook

Beginning in 2017, TSYS will provide adjusted EPS figures based upon diluted shares to be more comparative to our industry peers. The 2017 guidance is below.

	2017 Financial
(in millions, except per share amounts)	Outlook Range			Percent Change
Revenue:
Total revenues (GAAP)	$4,750	to	$4,850	14%	to	16%
Net revenue (non-GAAP)	$3,275	to	$3,325	8%	to	11%

Earnings per share (EPS)
Diluted EPS (GAAP)	$2.14	to	$2.21	23%	to	28%
Adjusted diluted EPS attributable to TSYS common shareholders (non-GAAP)	$3.05	to	$3.15	9%	to	12%
Average diluted weighted shares		185

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, January 24. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 11 to 15 in the financial schedules of this release.

About TSYS

TSYS® (nyse: tss) unlocks opportunities in payments for payment providers, businesses and consumers. Our headquarters are in Columbus, Georgia, USA, and we operate in more than 80 countries with local offices across the Americas, EMEA and Asia-Pacific.

We provide seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management — delivered through partnership and expertise. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our industry is changing every day — and we’re leading the way toward the payments of tomorrow. We routinely post all important information on our website. For more, visit us at tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2017 total revenues, net revenue, diluted EPS and adjusted diluted EPS, and the

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the TransFirst acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit); expenses incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS Announces Fourth Quarter 2016 Earnings

__________________________________________________________________________________

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Total revenues	$1,132,224	716,843	57.9%	$4,170,077	2,779,541	50.0%

Cost of services	826,332	489,040	69.0	2,993,062	1,855,181	61.3
Selling, general and administrative expenses	175,345	109,898	59.6	603,633	390,253	54.7
Total expenses	1,001,677	598,938	67.2	3,596,695	2,245,434	60.2
Operating income	130,547	117,905	10.7	573,382	534,107	7.4
Nonoperating expenses	(29,662)	(9,237)	nm	(112,168)	(37,219)	nm
Income before income taxes, noncontrolling interests and equity in income of equity investments	100,885	108,668	(7.2)	461,214	496,888	(7.2)
Income taxes	33,209	32,160	3.3	161,175	151,364	6.5
Income before noncontrolling interests and equity in income of equity investments	67,676	76,508	(11.5)	300,039	345,524	(13.2)
Equity in income of equity investments, net of tax	6,699	6,797	(1.4)	25,933	22,106	17.3
Income from continuing operations, net of tax	74,375	83,305	(10.7)	325,972	367,630	(11.3)
Gain from discontinued operations, net of tax	—	1,411	nm	—	1,411	nm
Net income	74,375	84,716	(12.2)	325,972	369,041	(11.7)
Net income attributable to noncontrolling interests	(425)	(1,888)	77.5	(6,334)	(4,997)	(26.8)
Net income attributable to TSYS common shareholders	$73,950	82,828	(10.7)%	$319,638	364,044	(12.2)%

Earnings per share (EPS):
Income from continuing operations to TSYS common shareholders	$0.40	0.44	(9.3)%	$1.74	1.97	(11.6)%
Gain from discontinued operations to TSYS common shareholders	-	0.01	nm	-	0.01	nm
Basic EPS	$0.40	0.45	(10.8)%	$1.74	1.98	(12.0)%

Diluted EPS:
Income from continuing operations to TSYS common shareholders	$0.40	0.44	(9.2)%	$1.73	1.96	(11.5)%
Gain from discontinued operations to TSYS common shareholders	-	0.01	nm	-	0.01	nm
Diluted EPS	$0.40	0.45	(10.7)%	$1.73	1.97	(11.8)%

Weighted average shares outstanding:
(includes participating securities)
Basic	183,665	183,376		183,655	184,082
Diluted	184,533	184,581		184,448	185,239

Dividends declared per share	$0.10	0.10		$0.40	0.40

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$73,950	81,417	(9.2)%	$319,638	362,633	(11.9)%
Gain from discontinued operations, net of tax	-	1,411	nm	-	1,411	nm
Net income	$73,950	82,828	(10.7)%	$319,638	364,044	(12.2)%

Non-GAAP measures:*
Net revenue	$785,709	645,095	21.8%	$3,041,876	2,499,349	21.7%

Adjusted EBITDA	$266,547	195,031	36.7%	$1,040,551	833,920	24.8%

Adjusted EPS	$0.71	0.57	24.5%	$2.81	2.46	14.5%

* See reconciliation of non-GAAP measures.

nm = not meaningful

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TSYS Announces Fourth Quarter 2016 Earnings

____________________________________________________________________________________________________

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
			Change				Change
	2016	2015	$	%	2016	2015	$	%
Operating income (a)	$130,547	117,905	12,642	10.7%	$573,382	534,107	39,275	7.4%
Share-based compensation	9,937	10,080	(143)	(1.4)	43,728	41,548	2,180	5.2
TransFirst M&A expenses	2,267	—	2,267	na	28,175	—	28,175	na
Litigation, claims, judgments or settlements	21,719	—	21,719	na	21,719	—	21,719	na
Acquisition intangible amortization	55,243	22,920	32,323	nm	189,991	92,522	97,469	nm
Adjusted operating income (b)	$219,713	150,905	68,808	45.6%	$856,995	668,177	188,818	28.3%

Adjusted segment operating income:
North America Services (c)	$117,296	104,162	13,134	12.6%	$468,251	429,064	39,187	9.1%
International Services (d)	15,210	21,381	(6,171)	(28.9)	56,774	60,087	(3,313)	(5.5)
Merchant Services (e)	88,539	33,033	55,506	nm	307,595	150,225	157,370	nm
NetSpend (f)	34,834	28,614	6,220	21.7	160,371	137,837	22,534	16.3
Corporate admin and other	(36,166)	(36,285)	119	0.3	(135,996)	(109,036)	(26,960)	(24.7)
Adjusted segment operating income	$219,713	150,905	68,808	45.6%	$856,995	668,177	188,818	28.3%

Total revenues (g)	$1,132,224	716,843	415,381	57.9%	$4,170,077	2,779,541	1,390,536	50.0%
Less: reimbursable items	62,354	71,748	(9,394)	(13.1)	259,543	280,192	(20,649)	(7.4)
Revenue before reimbursable items	1,069,870	645,095	424,775	65.8	3,910,534	2,499,349	1,411,185	56.5
Less: interchange and assessments expenses	284,161	—	284,161	na	868,658	—	868,658	na
Net revenue (h)	785,709	645,095	140,614	21.8	3,041,876	2,499,349	542,527	21.7
Intersegment revenues	10,379	8,383	1,996	23.8	39,880	33,481	6,399	19.1
Segment net revenue	$796,088	653,478	142,610	21.8%	$3,081,756	2,532,830	548,926	21.7%

Segment net revenue
North America Services (i)	$304,450	300,265	4,185	1.4%	$1,206,013	1,147,254	58,759	5.1%
International Services (j)	77,061	87,126	(10,065)	(11.6)	313,631	331,159	(17,528)	(5.3)
Merchant Services (k)	253,960	122,053	131,907	nm	898,533	474,040	424,493	89.5
NetSpend (l)	160,617	144,034	16,583	11.5	663,579	580,377	83,202	14.3
Segment net revenue	$796,088	653,478	142,610	21.8%	$3,081,756	2,532,830	548,926	21.7%

Segment revenue before reimbursable items
North America Services	$304,450	300,265	4,185	1.4%	$1,206,013	1,147,254	58,759	5.1%
International Services	77,061	87,126	(10,065)	(11.6)	313,631	331,159	(17,528)	(5.3)
Merchant Services	538,121	122,053	416,068	nm	1,767,191	474,040	1,293,151	nm
NetSpend	160,617	144,034	16,583	11.5	663,579	580,377	83,202	14.3
Segment revenue before reimbursable items	$1,080,249	653,478	426,771	65.3%	$3,950,414	2,532,830	1,417,584	56.0%

Operating margin (GAAP) (a)/(g)	11.53%	16.45%			13.75%	19.22%

Adjusted operating margin on net revenue (b)/(h)	27.96%	23.39%			28.17%	26.73%

Adjusted segment operating margin on net revenue
North America Services(c)/(i)	38.53%	34.69%			38.83%	37.40%
International Services (d)/(j)	19.74%	24.54%			18.10%	18.14%
Merchant Services (e)/(k)	34.86%	27.06%			34.23%	31.69%
NetSpend (f)/(l)	21.69%	19.87%			24.17%	23.75%

nm = not meaningful

na = not applicable

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TSYS Announces Fourth Quarter 2016 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended December 31,					Twelve Months Ended December 31,
			Change					Change
	2016	2015	$	%		2016	2015	$	%
Depreciation and amortization:
North America Services	$27,878	26,712	1,166	4.4%	XX	$110,343	99,544	10,799	10.8%
International Services	7,572	8,808	(1,236)	(14.0)		30,966	34,892	(3,926)	(11.3)
Merchant Services	6,851	4,874	1,977	40.6		25,553	18,268	7,285	39.9
NetSpend	3,667	3,139	528	16.8		13,133	10,686	2,447	22.9
Segment depreciation and amortization	45,968	43,533	2,435	5.6		179,995	163,390	16,605	10.2
Acquisition intangible amortization	55,243	22,920	32,323	nm		189,991	92,522	97,469	nm
Corporate admin and other	866	593	273	46.0		3,560	2,352	1,208	51.4
Total depreciation and amortization	$102,077	67,046	35,031	52.2%		$373,546	258,264	115,282	44.6%

Segment statistical data:

Transactions (in millions)
North America Services:	4,482.7	4,264.9	217.8	5.1%		17,140.3	15,774.5	1,365.8	8.7%
International Services:	742.1	661.7	80.4	12.2		2,717.8	2,473.6	244.2	9.9
Total transactions	5,224.8	4,926.6	298.2	6.1%		19,858.1	18,248.1	1,610.0	8.8%

Accounts on file (AOF) (in millions)
North America Services:						662.8	654.1	8.7	1.3%
International Services:						88.7	78.5	10.2	13.0
Total AOF						751.5	732.5	19.0	2.6%

Traditional accounts on file (AOF) (in millions)
North America Services:						454.1	415.1	39.0	9.4%
International Services:						67.7	65.1	2.6	4.1
Total Traditional AOF						521.8	480.2	41.6	8.7%

Merchant Services
Point-of-sale transactions (in millions)	1,120.5	1,075.2	45.3	4.2%		4,548.1	4,266.5	281.6	6.6%
Dollar sales volume (in millions)	$28,710.2	12,401.1	16,309.1	nm %		$97,735.1	48,072.7	49,662.4	nm %

NetSpend
Gross dollar volume (in millions)	$6,579.1	5,692.0	887.1	15.6%		$28,722.3	24,274.9	4,447.4	18.3%

Direct deposit 90-day active cards (in thousands)						2,136.0	1,895.0	241.0	12.7%
90-day active cards (in thousands)						4,295.0	3,894.1	400.9	10.3%
% of 90-day active cards with direct deposit						49.7%	48.7%

nm = not meaningful

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TSYS Announces Fourth Quarter 2016 Earnings

TSYS

Condensed Balance Sheet

(unaudited)

(in thousands)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$425,354	389,328
Accounts receivable, net	432,847	314,705
Other current assets	164,488	154,199
Total current assets	1,022,689	858,232
Goodwill	3,270,952	1,545,424
Other intangible assets, net	906,676	328,320
Property, equipment and software, net	705,533	694,968
Other long term assets	460,327	450,951
Total assets	$6,366,177	3,877,895

Liabilities
Current liabilities:
Accounts payable	$38,712	52,213
Notes payable and capital leases	50,727	53,546
Other current liabilities	330,914	233,173
Total current liabilities	420,353	338,932
Bonds payable, notes payable and capital leases, excluding current portion	3,313,276	1,377,541
Deferred tax liability	419,552	192,445
Other long-term liabilities	88,983	96,885
Total liabilities	4,242,164	2,005,803
Redeemable noncontrolling interest	24,093	23,410
Equity
Shareholders' equity	2,099,920	1,843,018
Noncontrolling interests in consolidated subsidiaries	-	5,664
Total equity	2,099,920	1,848,682
Total liabilities and equity	$6,366,177	3,877,895

Note: TSYS adopted Accounting Standards Update (ASU) 2015-03 “Interest - Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Cost” on January 1, 2016. This ASU requires TSYS to present debt issuance costs in the balance sheet as a direct deduction from the carrying amount of the corresponding debt liability, consistent with debt discounts. All prior periods presented have been restated for this ASU.

TSYS also adopted ASU 2015-17 “Income Taxes (Topic 740), Balance Sheet Classification of Deferred Taxes” on January 1, 2016. This ASU requires the classification of all deferred tax assets and liabilities as noncurrent on the balance sheet instead of separating deferred taxes into current and noncurrent amounts. All prior periods presented have been restated for this ASU.

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TSYS Announces Fourth Quarter 2016 Earnings

TSYS

Selected Cash Flow Highlights

(unaudited)

(in thousands)

	Twelve Months Ended December 31,
	2016	2015
Cash flows from operating activities:
Net income	$325,972	369,041
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on disposal of subsidiaries	-	(3,568)
Equity in income of equity investments	(25,933)	(22,106)
Dividends received from equity investments	15,246	12,097
Depreciation and amortization	373,546	258,264
Amortization of debt issuance costs	13,570	1,841
Share-based compensation	43,728	41,548
Deferred income tax expense (benefit)	7,435	(4,083)
Other noncash adjustments	51,357	24,728
Changes in operating assets and liabilities	(87,012)	(77,568)
Net cash provided by operating activities	717,909	600,194

Net cash used in investing activities	(2,492,876)	(202,184)

Net cash provided by (used in) financing activities	1,822,190	(290,754)

Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(11,197)	(7,111)
Net increase in cash and cash equivalents	36,026	100,145
Cash and cash equivalents at beginning of period	389,328	289,183
Cash and cash equivalents at end of period	$425,354	389,328

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TSYS Announces Fourth Quarter 2016 Earnings

TSYS

Supplemental Information

(unaudited)

Other

(AOF):

	Total Accounts on File
	At	At	%
(in millions)	December 2016	December 2015	Change
Consumer	442.9	408.2	8.5
Commercial	47.9	45.4	5.4
Other	31.0	26.6	16.8
Traditional AOF	521.8	480.2	8.7
Prepaid*/Stored Value	57.8	97.2	(40.5)
Government Services	88.7	79.3	11.7
Commercial Card Single Use	83.2	75.8	9.8
Total AOF	751.5	732.5	2.6

*   Prepaid does not include NetSpend accounts

Growth in Accounts on File (in millions):
	December 2015 to	December 2014 to
	December 2016	December 2015
Beginning balance	732.5	616.7
Change in accounts on file due to:
Internal growth of existing clients	53.1	42.2
New clients	27.8	145.6
Purges/Sales	(12.9)	(29.0)
Deconversions	(49.0)	(43.0)
Ending balance	751.5	732.5

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TSYS Announces Fourth Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents fourth quarter 2016 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total revenues for 2016 grew 51.6% as compared to a reported GAAP increase of 50.0%.

The schedules below also provide a reconciliation of EPS to Adjusted EPS.

The schedules below also provide a reconciliation of net income to EBITDA to Adjusted EBITDA.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2017 guidance of total revenues to net revenue and diluted EPS to adjusted diluted EPS. TSYS has also provided historical diluted EPS and adjusted diluted EPS

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Fourth Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Consolidated
Constant currency (1)	$1,148,810	716,843	60.3%	$4,212,598	2,779,541	51.6%
Foreign currency impact (2)	(16,586)	—		(42,521)	—
Total revenues	$1,132,224	716,843	57.9%	$4,170,077	2,779,541	50.0%

Constant currency (1)	$801,145	645,095	24.2%	$3,081,534	2,499,349	23.3%
Foreign currency impact (2)	(15,436)	—		(39,658)	—
Net revenue	$785,709	645,095	21.8%	$3,041,876	2,499,349	21.7%

Constant currency (1)	$137,738	117,905	16.8%	$589,934	534,107	10.5%
Foreign currency impact (2)	(7,191)	—		(16,552)	—
Operating income	$130,547	117,905	10.7%	$573,382	534,107	7.4%

International Services
Constant currency (1)	$99,180	93,128	6.5%	$378,512	354,725	6.7%
Foreign currency impact (2)	(16,618)	—		(42,535)	—
Total revenues	$82,562	93,128	(11.3)%	$335,977	354,725	(5.3)%

Constant currency (1)	$92,531	87,126	6.2%	$353,303	331,159	6.7%
Foreign currency impact (2)	(15,470)	—		(39,672)	—
Net revenue	$77,061	87,126	(11.6)%	$313,631	331,159	(5.3)%

(1)  Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)  Reflects the impact of calculated changes in foreign currency rates from the comparable period.

Net Revenue

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Total revenues	$1,132,224	716,843	57.9%	$4,170,077	2,779,541	50.0
Less: reimbursable items	62,354	71,748	(13.1)	259,543	280,192	(7.4)
Revenue before reimbursable items	1,069,870	645,095	65.8	3,910,534	2,499,349	56.5
Less; interchange and assessments expenses	284,161	-	na	868,658	-	na
Net revenue	$785,709	645,095	21.8%	$3,041,876	2,499,349	21.7

na = not applicable

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TSYS Announces Fourth Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Income from continuing operations attributable to TSYS common shareholders	$73,950	81,417	(9.2)%	$319,638	362,633	(11.9)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$54,967	22,645	nm	$188,887	91,418	nm
Add: Share-based compensation	9,925	10,076	(1.5)	43,691	41,535	5.2
Add: TransFirst M&A expenses*	2,268	—	na	37,957	—	na
Add: Litigation, claims, judgments or settlements**	19,913	—	na	19,913	—	na
Less: Tax impact of adjustments***	(31,403)	(10,208)	nm	(93,667)	(43,474)	nm
Adjusted earnings	$129,620	103,930	24.7%	$516,419	452,112	14.2%

Basic EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.40	0.44	(9.3)%	$1.74	1.97	(11.6)%

Adjusted EPS	$0.71	0.57	24.5%	$2.81	2.46	14.5%

Weighted average shares outstanding	183,665	183,376		183,655	184,082

*Costs associated with the TransFirst acquisition and integration which are included in selling, general and administative expenses and     nonoperating expenses.

**   Litigation settlement or settlement discussions and related legal expenses in the 4th quarter.

***  Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisition.

Adjusted EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Net income	$74,375	84,716	(12.2)%	$325,972	369,041	(11.7)%
Adjust for:
Less: Income from discontinued operations	—	(1,411)	nm	—	(1,411)	nm
Less: Equity in income of equity investments	(6,699)	(6,797)	1.4	(25,933)	(22,106)	(17.3)
Add: Income taxes	33,209	32,160	3.3	161,175	151,364	6.5
Add: Nonoperating expense	29,662	9,237	nm	112,168	37,219	nm
Add: Depreciation and amortization	102,077	67,046	52.2	373,546	258,264	44.6
EBITDA	$232,624	184,951	25.8%	$946,928	792,371	19.5%
Adjust for:
Add: Share-based compensation	9,937	10,080	(1.4)	43,728	41,549	5.2
Add: TransFirst M&A expenses*	2,267	—	na	28,176	—	na
Add: Litigation, claims, judgments or settlements	21,719	—	na	21,719	—	na
Adjusted EBITDA	$266,547	195,031	36.7%	$1,040,551	833,920	24.8%

*     Costs associated with the TransFirst acquisition and integration that are included in selling, general and administative expenses.

nm = not meaningful

na = not applicable

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TSYS Announces Fourth Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Free Cash Flow

(unaudited)

(in thousands)

	Twelve Months Ended
Free cash flow:	December 31,
	2016	2015

Net cash provided by operating activities (GAAP)	$717,909	600,194
Capital expenditures	(142,573)	(203,315)
Free cash flow (non-GAAP)	$575,336	396,879

Guidance Summary

(unaudited)

(in millions, except per share data)

	2017
Revenue:

Total revenues (GAAP)	$4,750	to	$4,850	14%	to	16%

Less: reimbursable items, interchange and assessment expenses	1,475	to	1,475
Net revenue (non-GAAP)	$3,275	to	$3,375	8%	to	11%

Earnings per share (EPS) :

Diluted EPS (GAAP)	$2.14	to	$2.21	23%	to	28%

Acquisition intangible amortization, share-based compensation, litigation, claims, judgments or settlements and TransFirst M&A expenses, less the tax impact of adjustments	0.91	to	0.94
Adjusted diluted EPS attributable to TSYS common shareholders * (non-GAAP)	$3.05	to	$3.15	9%	to	12%

* Average diluted weighted shares		185

TSYS Announces Fourth Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Diluted Earnings per Share

(unaudited)

(in thousands, except per share data)

	2015					2016
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Income from continuing operations attributable to TSYS common shareholders	$77,755	82,839	120,622	81,417	362,633	$90,628	69,708	85,352	73,950	319,638
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$23,590	22,576	22,607	22,645	91,418	$22,645	58,210	53,065	54,967	188,887
Add: Share-based compensation	8,144	12,024	11,291	10,076	41,535	8,150	12,557	13,059	9,925	43,691
Add: TransFirst M&A expenses	-	-	-	-	-	13,183	20,676	1,830	2,268	37,957
Add: Litigation, claims, judgments or settlements	-	-	-	-	-	-	-	-	19,913	19,913
Less: Tax impact of adjustments	(10,532)	(11,484)	(11,250)	(10,208)	(43,474)	(13,896)	(25,735)	(22,633)	(31,403)	(93,667)
Adjusted earnings	$98,957	105,955	143,270	103,930	452,112	$120,710	135,416	130,673	129,620	516,419

Diluted EPS - Income from continuing operations attributable to TSYS common shareholders
As reported (GAAP)	$0.42	0.45	0.65	0.44	1.96	$0.49	0.38	0.46	0.40	1.73

Adjusted diluted EPS	$0.53	0.57	0.77	0.56	2.44	$0.66	0.73	0.71	0.70	2.80

Average diluted weighted shares	185,563	185,020	185,281	184,581	185,239	183,886	184,598	184,640	184,533	184,448

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TSYS Announces Fourth Quarter 2016 Earnings

TSYS

Segment Breakdown Recast for New Segment Structure

(unaudited)

(in thousands)

	2015					2016
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD
Operating income (a)	$122,496	130,602	163,104	117,905	534,107	$151,687	135,821	155,327	130,547	573,382
Share-based compensation	8,143	12,030	11,295	10,080	41,548	8,158	12,566	13,069	9,937	43,730
TransFirst M&A expenses	-	-	-	-	-	3,401	20,676	1,830	2,267	28,174
Litigation, claims, judgments or settlements	-	-	-	-	-	-	-	-	21,719	21,719
Acquisition intangible amortization	23,867	22,852	22,883	22,920	92,522	22,921	58,486	53,341	55,243	189,991
Adjusted operating income (b)	$154,506	165,484	197,282	150,905	668,177	$186,167	227,549	223,567	219,713	856,996

Adjusted segment operating income:
Issuer Solutions (c)	$109,553	121,738	132,316	125,543	489,151	$135,077	128,493	128,949	132,506	525,025
Merchant Services (d)	34,115	40,690	42,387	33,033	150,225	38,357	89,915	90,784	88,539	307,595
NetSpend (e)	35,467	36,442	37,315	28,614	137,837	42,201	42,481	40,856	34,834	160,372
Corporate admin and other	(24,629)	(33,386)	(14,736)	(36,285)	(109,036)	(29,468)	(33,340)	(37,022)	(36,166)	(135,996)
Adjusted segment operating income	$154,506	165,484	197,282	150,905	668,177	$186,167	227,549	223,567	219,713	856,996

Total revenues (f)	$662,156	692,652	707,890	716,843	2,779,541	$739,378	1,151,587	1,146,889	1,132,224	4,170,078
Less: reimbursable items, interchange and assessments expenses	66,372	70,568	71,504	71,748	280,192	67,734	356,649	357,302	346,517	1,128,202
Net revenue (g)	595,784	622,084	636,386	645,095	2,499,349	671,644	794,938	789,587	785,707	3,041,876
Intersegment revenues	8,569	7,256	5,950	7,207	28,982	11,969	7,011	7,401	9,316	35,697
Segment net revenue	$604,353	629,340	642,336	652,302	2,528,331	$683,613	801,949	796,988	795,023	3,077,573

Segment net revenue
Issuer Solutions (h)	$338,881	369,851	378,967	386,215	1,473,914	$378,009	377,862	379,145	380,446	1,515,462
Merchant Services (i)	110,398	117,868	123,721	122,053	474,040	120,612	261,467	262,494	253,960	898,533
NetSpend (j)	155,074	141,621	139,648	144,034	580,377	184,992	162,620	155,349	160,617	663,578
Segment net revenue	$604,353	629,340	642,336	652,302	2,528,331	$683,613	801,949	796,988	795,023	3,077,573

Operating margin (GAAP) (a)/(g)	18.50%	18.86%	23.04%	16.45%	19.22%	20.52%	11.79%	13.54%	11.53%	13.75%

Adjusted operating margin on net revenue (b)/(h)	25.93%	26.60%	31.00%	23.39%	26.73%	27.72%	28.62%	28.31%	27.96%	28.17%

Adjusted segment operating margin on net revenue
Issuer Solutions(c)/(h)	32.33%	32.92%	34.91%	32.51%	33.19%	35.73%	34.01%	34.01%	34.83%	34.64%
Merchant Services (d)/(i)	30.90%	34.52%	34.26%	27.06%	31.69%	31.80%	34.39%	34.59%	34.86%	34.23%
NetSpend (e)/(j)	22.87%	25.73%	26.72%	19.87%	23.75%	22.81%	26.12%	26.30%	21.69%	24.17%

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